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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) JANUARY 7, 2000.


                               COMMERCE ONE, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                           333-76987           680322810
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    (State or other jurisdiction        (Commission        (IRS Employer
      of incorporation)                   File Number)       Identification No.)



         1600 RIVIERA AVENUE, SUITE 200, WALNUT CREEK, CALIFORNIA 94596
         --------------------------------------------------------------
          (Address of principal executive offices)           (Zip Code)



        Registrant's telephone number, including area code (925) 941-6022
                                                           --------------



                                       N/A
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          (Former name or former address, if changed since last report)


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         The undersigned Registrant hereby amends the following item of its
Current Report on Form 8-K filed January 20, 2000, for the event of January 7, 2000.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

         (a)      FINANCIAL STATEMENTS

         Included herein as Exhibit 99.1 to this Current Report on Form 8-K/A are the balance sheets of Mergent Systems, Inc. as of December 31, 1999 and 1998, and the related statements of operations, shareholders' equity, and cash flows for the years then ended.

          (b)     PRO FORMA FINANCIAL INFORMATION

         The following documents appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference:

                  (1) Unaudited Pro Forma Condensed Combining Balance Sheet as of December 31, 1999;

                  (2) Unaudited Pro Forma Condensed Combining Statement of Operations for the Year ended December 31, 1999; and

                  (3) Notes to the Unaudited Pro Forma Condensed Combining Financial Information.

          (c)     EXHIBITS.

                  2.1* Agreement and Plan of Reorganization, dated December 23, 1999, by and among Commerce One, Inc., Gavel Acquisition Corporation, Mergent Systems, Inc., and other related parties.

                  27.1     Financial Data Schedule

                  99.1     Audited Financial Statements of Mergent Systems, Inc.

                  99.2 Unaudited Pro Forma Condensed Combining Financial Information

                  * Incorporated by reference to Exhibit 2.1 to the Registrant's Form 8-K filed January 20, 2000.


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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           COMMERCE ONE, INC.


                                           /s/ Robert M. Tarkoff

                                           Robert M. Tarkoff
                                           Vice President, General Counsel and
                                           Secretary

                                           Date:  March 22, 2000


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                               COMMERCE ONE, INC.

                          CURRENT REPORT ON FORM 8-K/A

                                INDEX TO EXHIBITS



EXHIBIT NO.                     DESCRIPTION
-----------                     -----------

2.1* Agreement and Plan of Merger and Reorganization dated December 23, 1999, by and among Commerce One, Inc., Gavel Acquisition Corporation, Mergent Systems, Inc. and other related parties.

27.1                            Financial Data Schedule

99.1                            Audited Financial Statements of Mergent Systems,
                                Inc.

99.2                            Unaudited Pro Forma Condensed Combining
                                Financial Information

         * Incorporated by reference to Exhibit 2.1 to the Registrant's Form 8-K filed January 20, 2000.


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